John Hancock Funds
                               High Yield
                                Tax-Free
                                  Fund

                             ANNUAL REPORT

                            August 31, 1996



DIRECTORS

Edward J. Boudreau, Jr.
James F. Carlin*
William H. Cunningham*
Charles F. Fretz*
Harold R. Hiser, Jr.*
Anne C. Hodsdon
Charles L. Ladner*
Leo E. Linbeck, Jr.*
Patricia P. McCarter*
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)*
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AGENT

John Hancock Investor Services Corporation
P.O. Box 9116
Boston, Massachusetts 02205-9116

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr
60 State Street
Boston, Massachusetts 02109

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116



A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief
Executive Officer, flush right, next to second paragraph.

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Since late 1994, prospectus simplification has been a major topic in the mutual fund industry. At that time, Securities and Exchange Commission Chairman Arthur Levitt called on fund companies to make their prospectuses more user-friendly. He noted that prospectuses are often overloaded with technical detail and are hard for most investors to understand. Many industry observers agreed, and rightly so.

So it is my pleasure to let you know that after being under development for a year, John Hancock Funds has introduced new simplified and consolidated prospectuses. The prospectuses feature shorter, clearer language with a streamlined design, and they incorporate several funds with similar investment objectives into one document. They cover our income, growth, growth and income, tax-free income, international/global and money market funds. We are gratified at the favorable reviews that our new prospectuses have received from shareholders, financial advisers, industry analysts and the press. We believe they are a bold but sensible step forward. And while they are easier to read, they still comply with all federal and state guidelines.

We have taken the initiative to create a prospectus that dramatically departs from the norm. Among its most innovative features is a two-page spread highlighting each fund's goals and investment strategy, the types of securities it buys, its portfolio management and risk factors, all in plainer language. Fund expenses and financial highlights are now found here, too, as is a new bar chart that shows year-to-year volatility for each fund. Other features include a better presentation of fund services, a new glossary of investment risks and a discussion about how funds are organized, including a diagram showing the connection of the various players that provide services to your Hancock fund(s).

We believe we have made a significant advancement in the drive toward better mutual fund prospectuses. We hope you will agree because in the end, we did it for you, our shareholders.

Sincerely,

/S/EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY FRANK LUCIBELLA, CFA, PORTFOLIO MANAGER

John Hancock
High Yield Tax-Free Fund

Bonds stumble as economy gathers steam;
high-yield securities not immune

Recently, the Fund's fiscal year end changed from October to August. What follows is a discussion of the Fund's performance for the 12 months ended August 31, 1996.

The 12 months covered by this report span a volatile period in the bond market. Last November, bond prices were still climbing steadily as market participants anticipated the next rate cut by the Federal Reserve. Those expectations were fulfilled in mid-December when the Fed lowered the rate banks charge each other for overnight loans -- known as the federal funds rate -- one-quarter percentage point. Another quarter-point reduction -- the third since July 1995 -- followed in January 1996. At the time, many analysts confidently predicted that the Fed would go on cutting interest rates into the spring. Then came the February employment report, which showed jobs expanding at a rate about four times greater than expectations, and suddenly all bets were off. In the months that followed, evidence accumulated that the economy was indeed on the rebound, fueling speculation that the Fed would soon have to raise rates. The expected Fed action had yet to occur by the end of August, despite strong upward pressure on interest rates by market participants. The upshot, for high-yield bond investors, was a period in which interest payments compensated for declining bond prices, but just barely.

The bond
market has
turned volatile
in 1996.

A 2 1/4" x 3 1/2" photo of the Fund management team. Caption reads:
"Frank Lucibella (seated) and members of the Fund management team: (l-r) Mike Roye, Tom Goggins, Dianne Sales-Singer, Holly Morris".



Pie Chart entitled "Portfolio Diversification" at top left hand column. The chart is divided into 9 sections. Going from left to right: General Obligation 1%; Industrial Development Bonds 15%; Certificates of Participation 4%; Electric 3%; Health 9%; Housing 5%; Pollution Control 27%; Transportation 15%; Other 20%; Water & Sewer 1%. A footnote below states "As a percentage of net assets on August 31, 1996".

"...we took
steps to
shorten the
Fund's
average
duration."

John Hancock High Yield Tax-Free Fund produced total returns for the 12 months ended August 31, 1996 of 3.25% and 2.52% for its Class A and Class B shares, respectively, at net asset value. That lagged the average high-yield municipal bond fund, which had a total return of 5.43% during the same period, according to Lipper Analytical Services. 1 Please see pages six and seven for longer-term performance information. Two factors prevented the Fund from keeping pace with its competitors: One, losses suffered on bonds issued by the Illinois Development Finance Authority for the Ford Heights Waste Tire Project, which went into bankruptcy this past spring; and two, falling prices for wood pulp, which undermined the Fund's holdings in several municipally financed de-inking facilities, including one in Marion County, West Virginia.

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is San Jaoquin Transportation Corridor Agency followed by an up arrow and the phrase "Project nearing completion". The second listing is Cleveland Parking Facilities followed by an up arrow and the phrase "Bonds defeased with Treasuries". The third listing is Marion County followed by a down arrow and the phrase "Lower pulp prices". A footnote below states "See 'Schedule of Investments.' Investment holdings are subject to change".

Sector and strategy review

Even before the problems with the Ford Heights Incinerator project surfaced, the Fund was beginning to de-emphasize those kinds of project-specific municipal securities. Our preference lately has been for the broad class of securities known as industrial development bonds. These are tax-free securities issued by corporate borrowers for public purposes such as pollution control and economic development. Industrial development bonds, in which the underlying credit is backed by a private-sector corporation, tend to have stronger capital structures and more secure financing. During the period, industrial development bonds rose from about one-third of the Fund's net assets to about one-half. Top performers included bonds issued on behalf of several airlines, most notably Hillsborough County (Florida) Aviation Authority for USAir. The airlines have bounced back lately from their most recent earnings trough, thanks to improvements in cost control, employee relations and passenger yields.

Two other strategic choices we made during the period are worth noting. One, we broadened the Fund's individual holdings, aiming for a "basket approach." That meant diversifying among more issuers, more types of credits and more sectors. Second, as interest rates bottomed out during the first quarter of 1996, we took steps to shorten the Fund's average duration. Duration is an indicator of how much a bond's price will vary in response to changes in interest rates. At the end of 1995, the Fund's average duration was still fairly aggressive, about 8.5 years. Since then, we've adopted a more conservative stance by bringing the Fund's average duration back down to give us more flexibility in the face of rising rates. It stood at 7.6 years at the end of August.



Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended August 31, 1996." The chart is scaled in increments of 2%, with 6% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 3.25% total return for the John Hancock High Yield Tax-Free Fund: Class A. The second represents the 2.52% total return for the John Hancock High Yield Tax-Free Fund: Class B. The third represents the 5.43% total return for the average high-yield municipal bond fund. A footnote below states " Total returns for John Hancock High Yield Tax-Free fund are at net asset value with all distributions reinvested. The average high-yield municipal bond fund is tracked by Lipper Analytical Services (1). See following two pages for historical performance information."

Other sectors in which the Fund had significant stakes included transportation, mainly toll roads such as one soon to be completed by the San Joaquin (California) Transportation Corridor Agency; utilities, the best example being Farmington County (New Mexico) for Public Service Company of New Mexico, which is experiencing strong earnings growth; and health care, a sector which has benefited recently from a wave of mergers and acquisitions.

Outlook

The Fund is emerging from a difficult period marked by losses suffered from our investment in the Ford Heights incinerator project. That credit was finally sold in June. During the final months of the current reporting period, the Fund performed more in line with other funds in its competitive universe, which bodes well for the future. We've taken steps to adapt to a changing environment. Strong credit analysis and diversification continue to underscore our portfolio strategy. And our continuing shift away from project financing in favor of tax-exempt corporate issues should improve the Fund's liquidity. Moreover, an expanding economy should work in our favor, as improving business conditions tend to strengthen credit quality. While there are concerns that too much growth could trigger inflation, as yet we've seen no evidence of this. That said, we maintain a cautious approach, mindful that the upcoming election and the possibility of Fed action may add an element of volatility to fixed-income markets. As we monitor the strength of the economy, we can make appropriate adjustments to the Fund's duration.

"...we
maintain a
cautious a
approach..."

--------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

See the prospectus for a detailed discussion of the risks of investing in high-yield bonds.

1Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock High Yield Tax-Free Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 4.50% for Class A shares. (Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 4.75%.) The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

CUMULATIVE TOTAL RETURNS

For the period ended June 30, 1996

                                ONE          FIVE         LIFE OF
                                YEAR         YEARS          FUND
                             ----------    ----------   ------------
John Hancock High Yield
Tax-Free Fund: Class A         (0.25%)       5.41%(1)        N/A
John Hancock High Yield
Tax-Free Fund: Class B         (1.39%)      38.84%         82.48%(2)


AVERAGE ANNUAL TOTAL RETURNS

For the period ended June 30, 1996

                                ONE          FIVE         LIFE OF
                                YEAR         YEARS          FUND
                             ----------    ----------   ------------
John Hancock High Yield
Tax-Free Fund: Class A         (0.25%)       2.13%(1)        N/A
John Hancock High Yield
Tax-Free Fund: Class B         (1.39%)       6.78%          6.30%(2)


YIELDS

As of August 31, 1996
                                                        SEC 30-DAY
                                                           YIELD
                                                      --------------
John Hancock High Yield Tax-Free Fund: Class A             6.12%
John Hancock High Yield Tax-Free Fund: Class B             5.65%

Notes to Performance

(1) Class A shares started on December 31, 1993.

(2) Class B shares started on August 29, 1986.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in John Hancock High Yield Tax-Free Fund would be worth on August 31, 1996, assuming you had invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index -- an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of municipal bond performance.

High Yield Tax-Free Fund
Class A shares

Line chart with the heading High Yield Tax-Free Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Lehman Brothers Municipal Bond Index and is equal to $11,186 as of August 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the High Yield Tax-Free Fund on December 31, 1993, before sales charge, and is equal to $11,145 as of August 31, 1996. The third line represents the High Yield Tax-Free Fund after sales charge and is equal to $10,647 as of August 31, 1996.


High Yield Tax-Free Fund
Class B shares

Line chart with the heading High Yield Tax-Free Fund: Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Lehman Brothers Municipal Bond Index and is equal to $22,075 as of August 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the High Yield Tax-Free Fund on August 29, 1986, and is equal to $18,935 as of August 31, 1996.

* No contingent deferred sales charge applicable.

FINANCIAL STATEMENTS

John Hancock Funds - High Yield Tax-Free Fund


Statement of Assets and Liabilities
August 31, 1996
-------------------------------------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Bonds (cost - $166,134,893)                                                               $168,836,638
                                                                                          ------------
Receivable for shares sold                                                                     396,985
Receivable for investments sold                                                                 90,000
Receivable for futures variation margin - Note A                                                58,813
Interest receivable                                                                          3,127,666
Segregated assets for financial futures contracts                                              164,600
Other assets                                                                                    28,012
                                                                                         -------------
Total Assets                                                                               172,702,714
------------------------------------------------------------------------------------------------------
Liabilities:
Temporary overdraft of cash                                                                     72,615
Payable for investments purchased                                                            1,000,000
Payable for shares repurchased                                                                 112,961
Dividend payable                                                                                26,640
Payable to John Hancock Advisers, Inc. and affiliates - Note B                                 108,586
Accounts payable and accrued expenses                                                           49,911
                                                                                          ------------
Total Liabilities                                                                            1,370,713
-----------------------------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                                            175,504,798
Accumulated net realized loss on investments and financial futures contracts         (       7,002,496)
Net unrealized appreciation of investments and financial futures contracts                   2,783,377
Undistributed net investment income                                                             46,322
                                                                                         -------------
Net Assets                                                                                $171,332,001
======================================================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of
beneficial interest outstanding - 125,000,000
shares authorized with $0.01 per share par
value, respectively)
Class A - $23,662,639/2,584,498                                                           $       9.16
======================================================================================================
Class B - $147,669,362/16,123,752                                                         $       9.16
======================================================================================================
Maximum Offering Price Per Share*
Class A - ($9.16 x 104.71%)                                                               $       9.59
======================================================================================================

* On single retail sales of less than $100,000.  On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the
Fund owns, is due and owes on August 31, 1996. You'll also find the net asset value and the maximum offering price per share as of that date.

SEE NOTES TO FINANCIAL STATEMENTS.




Statement of Operations
------------------------------------------------------------------------------------------------------
                                                                                      PERIOD FROM
                                                                                   NOVEMBER 1, 1995
                                                        YEAR ENDED OCTOBER 31,       TO AUGUST 31,
                                                                1995                     1996(a)
                                                         -------------------     --------------------
Investment Income:
Interest                                                    $12,608,702               $10,692,315
                                                            -----------               -----------
Expenses:
Investment management fee - Note B                              991,659                   833,609
Distribution/service fee - Note B
Class A                                                          37,440                    37,919
Class B                                                       1,519,671                 1,235,834
Transfer agent fee - Note B                                     160,834                   112,044
Custodian fee                                                    48,182                    73,141
Registration and filing fees                                     46,326                    52,364
Auditing fee                                                     40,910                    33,913
Printing                                                         30,961                    33,146
Trustees' fees                                                   22,735                    20,990
Advisory board fee                                               17,219                    13,041
Financial services fee - Note B                                     --                     21,582
Miscellaneous                                                    13,260                     4,337
Legal fees                                                       12,158                    11,628
                                                            -----------               -----------
Total Expenses                                                2,941,355                 2,483,548
-------------------------------------------------------------------------------------------------
Net Investment Income                                         9,667,347                 8,208,767
-------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments and
Financial Futures Contracts
Net realized loss on investments sold                    (      808,622)           (    3,029,831)
Net realized gain (loss) on financial futures contracts  (    1,254,931)                   53,235
Change in net unrealized appreciation/depreciation of
investments                                                  15,034,119            (    3,000,900)
Change in net unrealized appreciation/depreciation of
financial futures contracts                                         N/A                    80,844
                                                            -----------               -----------
Net Realized and Unrealized Gain (Loss) on Investments
and Financial Futures Contracts                              12,970,566            (    5,896,652)
-------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations        $22,637,913              $  2,312,115
=================================================================================================

(a) Effective August 31, 1996, the fiscal period end changed from October 31 to August 31.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

SEE NOTES TO FINANCIAL STATEMENTS.





Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------
                                                                                                    PERIOD FROM
                                                                       YEAR ENDED OCTOBER 31,     NOVEMBER 1, 1995
                                                                     -------------------------       TO AUGUST 31,
                                                                        1994           1995            1996(a)
                                                                     ----------     ----------       ----------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                              $  8,040,548    $  9,667,347    $  8,208,767
Net realized loss on investments sold  and financial
futures contracts                                                  (  1,459,716)   (  2,063,553)   (  2,976,596)
Change in net unrealized appreciation/depreciation of
investments and financial futures contracts                        ( 14,473,003)     15,034,119    (  2,920,056)
                                                                   ------------    ------------    ------------
Net Increase (decrease) in Net Assets Resulting from Operations    (  7,892,171)     22,637,913       2,312,115
                                                                   ------------    ------------    ------------
Distributions to Shareholders:
Dividends from net investment income
Class A** - ($0.4800, $0.5780, and $0.4958
per share, respectively)                                           (    369,015)   (    952,176)   (    965,509)
Class B - ($0.4800, $0.5130, and $0.4401 per share,
respectively)                                                      (  7,671,533)   (  8,715,173)   (  7,210,525)
Distributions from net realized gain on investments
Class B - ($0.19, none and none per share, respectively)           (  1,980,359)             --              --
Distributions in excess of net investment income
Class A** - ($0.0900, $0.0384 and none per share, respectively)    (     67,471)   (     63,196)             --
Class B - ($0.0700, $0.0340 and none per share,
respectively)                                                      (  1,136,918)   (    578,424)             --
                                                                   ------------    ------------    ------------
Total Distributions to Shareholders                                ( 11,225,296)   ( 10,308,969)   (  8,176,034)
                                                                   ------------    ------------    ------------
From Fund Share Transactions -- Net*                                 72,145,259    (  9,338,914)      7,736,188
                                                                   ------------    ------------    ------------
Net Assets:
Beginning of period                                                 113,441,910     166,469,702     169,459,732
                                                                   ------------    ------------    ------------
End of period (including undistributed net investment
income of zero, zero and $46,322, respectively)                    $166,469,702    $169,459,732    $171,332,001
                                                                   ============    ============    ============
* Analysis of Fund Share Transactions:



                                                   FOR THE YEAR ENDED OCTOBER 31
                                                -----------------------------------        PERIOD FROM NOVEMBER 1, 1995
                                                  1994                       1995                 TO AUGUST 31, 1996(a)
                                              -------------               -----------           -----------------------
                                        SHARES          AMOUNT      SHARES          AMOUNT      SHARES             AMOUNT
                                      ---------        --------    --------        --------    ---------          --------
CLASS A **
Shares sold                           1,811,428     $16,937,949     471,510    $  4,304,187    1,391,142       $12,993,351
Shares issued to shareholders
in reinvestment of distributions         14,913         136,310      40,880         373,017       43,404           405,043
                                      ---------     -----------   ---------    ------------    ---------       -----------
                                      1,826,341      17,074,259     512,390       4,677,204    1,434,546        13,398,394
Less shares repurchased                 (80,893)       (741,733)  ( 755,291)  (   6,954,380) (   352,595)       (3,288,775)
                                      ---------     -----------   ---------    ------------    ---------       -----------

Net increase (decrease)               1,745,448     $16,332,526 (   242,901)   ($ 2,277,176)   1,081,951       $10,109,619
                                      =========     ===========   =========     ===========    =========       ===========
CLASS B
Shares sold                           7,988,008     $76,547,531   2,984,185     $26,948,744    2,138,726       $20,159,232
Shares issued to shareholders in
reinvestment of distributions           446,841       4,233,508     341,251       3,125,237      266,206         2,501,301
                                      ---------     -----------   ---------     -----------    ---------       -----------
                                      8,434,849      80,781,039   3,325,436      30,073,981    2,404,932        22,660,533
Less shares repurchased              (2,671,603)    (24,968,306) (4,059,955)   ( 37,135,719)  (2,673,804)    (  25,033,964)
                                      ---------      ----------   ---------     -----------    ---------       -----------
Net increase (decrease)               5,763,246     $55,812,733 (   734,519)   ($ 7,061,738) (   268,872)     ($ 2,373,431)
                                      =========     ===========   =========     ===========    =========       ===========

**  Class A shares commenced operations on December 31, 1993.
(a)  Effective August 31, 1996, the fiscal period end changed from October 31 to August 31.

SEE NOTES TO FINANCIAL STATEMENTS





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------------------------------------------------------
                                                                             PERIOD FROM
                                                                          DECEMBER 31, 1993
                                                                           (COMMENCEMENT OF                         PERIOD FROM
                                                                             OPERATIONS) TO       YEAR ENDED     NOVEMBER 1, 1995
                                                                               OCTOBER 31,        OCTOBER 31,      TO AUGUST 31,
                                                                                  1994              1995(2)            1996(5)
                                                                              ------------       ------------        ----------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period                                            $  9.85            $  8.82            $  9.47
                                                                                -------            -------            -------
Net Investment Income                                                              0.48(1)            0.57               0.49(1)
Net Realized and Unrealized Gain (Loss) on Investments Sold
and Financial Futures Contracts                                                (   0.94)              0.70           (   0.30)
                                                                                -------            -------            -------
Total from Investment Operations                                               (   0.46)              1.27               0.19
                                                                                -------            -------            -------
Less Distributions:
Dividends from Net Investment Income                                           (   0.48)          (   0.58)          (   0.50)
Distributions in Excess of Net Investment Income                               (   0.09)          (   0.04)                --
                                                                                -------            -------            -------
Total Distributions                                                            (   0.57)              0.62           (   0.50)
                                                                                -------            -------            -------
Net Asset Value, End of Period                                                  $  8.82            $  9.47            $  9.16
                                                                                =======            =======            =======
Total Investment Return at Net Asset Value(3)                                      4.96%(4)          14.85%              1.96%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)                                       $15,401            $14,225            $23,663
Ratio of Expenses to Average Net Assets                                            1.15%*             1.06%              1.10%*
Ratio of Net Investment Income to Average Net Assets                               6.08%*             6.36%              6.39%*
Portfolio Turnover Rate                                                              62%                64%                38%

The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                  YEAR ENDED OCTOBER 31,                          PERIOD FROM
                                                 ---------------------------------------------------------     NOVEMBER 1, 1995
                                                 1991        1992          1993         1994        1995(2)  TO AUGUST 31, 1996(5)
                                               --------   ---------     ---------     --------    ---------   ------------------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period          $  9.07      $  9.31       $   9.39      $  9.98     $  8.82        $  9.47
                                              -------      -------       --------      -------     -------        -------
Net Investment Income                            0.54         0.55           0.53         0.48        0.51           0.44(1)
Net Realized and Unrealized Gain (Loss)
on Investments Sold
and Financial Futures Contracts                  0.34         0.17           0.72     (   0.90)       0.69       (   0.31)
                                              -------      -------       --------      -------     -------        -------
Total from Investment Operations                 0.88         0.72           1.25     (   0.42)       1.20           0.13
                                              -------      -------       --------      -------     -------        -------
Less Distributions:
Dividends from Net Investment Income         (   0.54)    (   0.55)     (    0.56)    (   0.48)   (   0.51)      (   0.44)
Distributions in Excess of Net
Investment Income                                  --           --             --     (   0.07)   (   0.04)            --
Distributions from Net Realized Gain on
Investments Sold                                   --     (   0.09)     (    0.10)    (   0.19)         --             --
Distributions from Capital Paid-in           (   0.10)          --             --           --          --             --
                                              -------      -------       --------      -------     -------        -------
Total Distributions                          (   0.64)    (   0.64)     (    0.66)    (   0.74)   (   0.55)      (   0.44)
                                              -------      -------       --------      -------     -------        -------
Net Asset Value, End of Period                $  9.31      $  9.39       $   9.98      $  8.82     $  9.47        $  9.16
                                              =======      =======       ========      =======     =======        =======
Total Investment Return at Net Asset
Value(3)                                        10.07%        7.89%         13.69%     (  4.44%)     13.99%          1.36%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)     $51,467      $65,933       $113,442     $151,069    $155,234       $147,669
Ratio of Expenses to Average Net Assets          2.36%        2.17%          2.06%        1.85%       1.79%          1.81%*
Ratio of Net Investment Income to Average
Net Assets                                       5.61%        5.78%          5.23%        5.36%       5.61%          5.65%*
Portfolio Turnover Rate                            83%          40%           100%          62%         64             38%

   *  On an annualized basis.
  (1) On average month end shares outstanding.
  (2) On December 22, 1994, John Hancock Advisers, Inc, became the investment adviser of the Fund.
  (3) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
  (4) Not annualized.
  (5) Effective August 31, 1996, the fiscal period end changed from October 31 to August 31.

SEE NOTES TO FINANCIAL STATEMENTS.





Schedule of Investments
August 31, 1996
-----------------------------------------------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the High Yield Tax-Free Fund on August 31, 1996. It consists of one main category: Tax-Exempt Long-Term Bonds. The bonds are broken down by states. Under each state is a list of the securities owned by the Fund.

                                                        INTEREST   MATURITY     S&P       PAR VALUE                   YIELD AT
STATE, ISSUER, DESCRIPTION                                RATE       DATE     RATING  (000'S OMITTED)  MARKET VALUE    MARKET+
--------------------------                              --------   --------   ------   -------------   ------------    -------
TAX-EXEMPT LONG-TERM BONDS
California (12.64%)
Del Mar Race Track Auth,
Rev Ref Ser 1996                                         6.450%    08/15/13    BBB**      $2,500       $  2,454,475      6.57%
Fontana, County of,
Special Tax Rev Community Facility District No 90-3
Empire Center                                            8.500     04/01/21    B+**        5,275          4,523,312      9.92
Foothill/Eastern Transportation Corridor Agency,
Toll Rd Rev Sr Lien Cap Apprec Ser A                      Zero     01/01/18    BBB-        7,950          1,889,158      7.00
San Bernardino, County of,
Cert of Part Ser 1994 Medical Center Fin Proj            5.500     08/01/17    A-          4,500          4,143,195      5.97
San Joaquin Hills Transportation Corridor Agency,
Toll Rd Rev Sr Lien Cap Apprec                            Zero     01/01/22    BBB**       6,500          1,191,385      6.65
South Orange County Public Financing Auth,
Spec Tax Rev Levrrs Inflows                              8.131#    08/15/17    AAA**       7,500          7,471,875      8.16
                                                                                                       ------------
                                                                                                         21,673,400
                                                                                                       ------------
Colorado (6.31%)
Arapahoe County Capital Improvement Trust Fund,
Highway Rev Ser E-470 Remarketed 8-31-1995               6.950     08/31/20    Baa**       5,000          5,227,950     6.66
Denver, City and County of,
Airport Sys Rev Ser 1992A  Preref                        7.250     11/15/25    AAA**       1,410          1,603,819     6.37
Airport Sys Rev Ser 1992A Unref Bal                      7.250     11/15/25    BBB         3,590          3,981,525     6.54
                                                                                                       ------------
                                                                                                         10,813,294
                                                                                                       ------------
District Of Columbia (0.60%)
District Of Columbia,
Cert of Part                                             7.300     01/01/13    B-          1,000          1,024,270     7.13
                                                                                                       ------------
Florida (8.11%)
Florida Housing Finance Agency,
Southlake Apartments Proj Ser D Remarketed 6/1/1993      8.400     10/01/12    BBB-**      3,300          3,388,935     8.18
Hillsborough County Aviation Auth,
Rev Special Purpose Facility Improv US Air Proj          8.600     01/15/22    B-          3,900          4,223,466     7.94
Homestead, City of,
Ind'l Development Rev Community Rehab Proj Ser A         7.950     11/01/18    BB**        4,200          4,232,634     7.89
South Indian River Water Control District,
Rev Egret Landing Proj Section 15 Phase 1                7.500     11/01/18    BB+**       2,000          2,051,740     7.31
                                                                                                       ------------
                                                                                                         13,896,775
                                                                                                       ------------
Illinois (8.07%)
Bedford Park, City of,
Tax Increment Rev Sr Lien Mark Iv Proj                   9.750%    03/01/12    BB**       $1,000       $  1,146,250     8.51%
Chicago, City of,
Chicago-O'Hare Int'l Airport Spec Facil Rev Ref
American Airlines Inc.                                   8.200     12/01/24    BB+         1,500          1,724,700     7.13
Chicago-O'Hare Int'l Airport Spec Facil Rev Ser 1992
Delta Airlines Inc.                                      6.450     05/01/18    BB+         1,000            994,920     6.48
Illinois Health Facilities Auth,
Rev Fairview Obligated Group Proj Ser A                  9.500     10/01/22    BB**        2,500          3,101,500     7.66
Rev Fairview Obligated Group Proj Ser B                  9.000     10/01/22    BB**        1,500          1,823,880     7.40
Metropolitan Pier and Exposition Auth,
Hosp Facil Rev McCormick Place Convention Proj           6.250     07/01/17    BBB-        3,000          2,982,420     6.29
Round Lake Beach, City of,
Tax Increment Rev Ref                                    7.500     12/01/13    BB+**       2,000          2,045,660     7.33
                                                                                                       ------------
                                                                                                         13,819,330
                                                                                                       ------------
Indiana (1.17%)
Wabash, County of, Solid Waste Disp Rev Jefferson
Smurfit Corp Proj                                        7.500     06/01/26    BB**        2,000          2,012,220     7.45
                                                                                                       ------------
Iowa (0.13%)
Iowa Finance Auth, Hlth Care Facil Rev Ref Care
Initiatives Proj                                         9.250     07/01/25    BB            200            229,306     8.07
                                                                                                       ------------
Kansas (1.23%)
Prairie Village, City of,
Rev Ser A Claridge Court Proj                            8.750     08/15/23    BBB-**      2,000          2,109,280     8.30
                                                                                                       ------------
Kentucky (3.09%)
Kenton County Airport Board,
Rev Spec Facil Delta Airlines Inc Ser 1985               7.800     12/01/15    BB          2,500          2,648,250     7.36
Rev Spec Facil Delta Airlines Proj Ser B                 7.250     02/01/22    BB          2,500          2,647,500     6.85
                                                                                                       ------------
                                                                                                          5,295,750
                                                                                                       ------------
Maryland (1.20%)
Baltimore, County of,
Poll Control Rev Ref Bethlehem Steel Corp Proj           7.500     06/01/15    BB-**       2,000          2,047,520     7.33
                                                                                                       ------------
Massachusetts (3.25%)
Massachusetts Industrial Finance Agency,
Rev Ser A Southeastern Mass Proj                         9.000     07/01/15    BB**        2,800          3,104,500     8.12
Massachusetts Port Auth,
Spec Proj Rev Harborside Hyatt Hotel Remarketed
06/20/1991                                              10.000     03/01/26    BB**        2,200          2,457,708     8.95
                                                                                                       ------------
                                                                                                          5,562,208
                                                                                                       ------------
Michigan (5.84%)
Michigan State Strategic Fund Ltd,
Resource Recovery Rev Great Lakes Pulp & Fibre Proj     10.250%    12/01/16    B**        $3,000       $  2,262,900    13.59%
Waterford Township Economic Development Corp,
Rev Ltd Oblig Canterbury Hlth Care                       8.375     07/01/23    BB+**       3,500          3,593,205     8.16
Wayne Charter County of,
Spec Airport Facil Rev Ref Ser 1995 Northwest
Airlines Inc.                                            6.750     12/01/15    BB+**       4,125          4,147,027     8.95
                                                                                                       ------------
                                                                                                         10,003,132
                                                                                                       ------------
Missouri (0.61%)
Lees Summit Industrial Development Auth,
Hlth Facil Ref Rev & Imp John Knox Vlg  Proj             7.125     08/15/12    A-**        1,000          1,047,750     6.80
                                                                                                       ------------
Nevada (1.17%)
Las Vegas, City of, Spec Imp District No. 707
Summerlin Area Local Imp Ser 7                           7.100     06/01/16    BB+**       2,000          2,006,180     7.08
                                                                                                       ------------
New Hampshire (2.72%)
New Hampshire Business Finance Auth,
Poll Control & Solid Waste Ref Crown Paper Co Proj       7.750     01/01/22    BB-         1,500          1,510,845    7.69
New Hampshire Industrial Development Auth,
Rev Ref Poll Control Central Maine Pwr                   7.375     05/01/14    BB          3,000          3,145,500    7.03
                                                                                                       ------------
                                                                                                          4,656,345
                                                                                                       ------------
New Jersey (4.95%)
Camden County Improvement Auth,
Lease Rev Ser A Holt Hauling & Warehousing Proj          9.875     01/01/21    BB+         1,500          1,499,880    9.88
New Jersey Economic Development Auth,
First Mtg Rev Ser A Winchester Gardens                   8.500     11/01/16    BB+**       2,000          1,992,540    8.53
Rev Ref Ind'l Development Newark Airport
Marriott Hotel Proj                                      7.000     10/01/14    BBB-**      2,500          2,492,425    7.02
Rev Ref Ser J Holt Hauling Proj                          8.500     11/01/23    BBB-**      2,500          2,502,175    8.49
                                                                                                       ------------
                                                                                                          8,487,020
                                                                                                       ------------
New Mexico (2.83%)
Farmington, County of,
Poll Control Rev Ref Ser A Pub Serv Co of New Mexico
San Juan Proj                                            6.400     08/15/23    BB         5,000           4,847,100    6.60
                                                                                                       ------------
New York (1.78%)
Islip Community Development Agency,
Community Development Rev Ref NY Institute of
Technology Proj                                          7.500     03/01/26    BB-**      2,000           2,003,960    7.49
New York, City of,
GO Ser B                                                 7.300     08/15/11    A-**         950           1,040,079    6.67
                                                                                                       ------------
                                                                                                          3,044,039
                                                                                                       ------------
Ohio (5.68%)
Bedford, County of,
Rev Ref Community Hosp Bedford Inc                       8.500%    05/15/09    AA**      $1,410        $  1,592,680    7.53%
Cleveland, City of,
Parking Facil Imp Rev                                    8.000     09/15/12    BBB**      1,000           1,186,900    6.74
Parking Facil Imp Rev                                    8.100     09/15/22    BBB**      2,000           2,384,200    6.79
Dayton, County of,
Spec Facil Rev Ser D Air Freight Proj *                  6.200     10/01/09    BBB-       1,000             992,420    6.25
Lorain, County of,
Rev 1st Mtg Kendal At Oberlin Proj Ser A                 8.625     02/01/22    BBB-**     3,300           3,565,419    7.98
                                                                                                       ------------
                                                                                                          9,721,619
                                                                                                       ------------
Oklahoma (2.11%)
Tulsa Municipal Airport Trust, Trustees of,
Rev American Airlines Inc                                7.350     12/01/11    BB+        2,000           2,144,440    6.85
Rev Ser 1988 American Airlines Inc                       6.250     06/01/20    BB+        1,500           1,475,235    6.35
                                                                                                       ------------
                                                                                                          3,619,675
                                                                                                       ------------
Oregon (2.57%)
Western Generation Agency,
Rev 1994 Ser A Wauna Cogeneration Proj                   7.125     01/01/21    BBB-**     4,300           4,400,018    6.96
                                                                                                       ------------
Pennsylvania (11.00%)
Beaver County Industrial Development Auth,
Coll Poll Control Rev Ref Toledo Edison Co
Beaver Valley
Proj Ser 1995A                                           7.750     05/01/20    BB         2,500           2,551,425    7.59
Poll Control Rev Ref Cleveland Elec Proj                 7.625     05/01/25    BB         1,600           1,617,408    7.54
Chester County Industrial Development Auth,
Rev First Mtg Rha/Pa Nursing Home                       10.125     05/01/19    BB**         198             213,593    9.39
Montgomery County Higher Education and Health Auth,
Hosp Rev Ser A Utd Hosp Original Iss                     7.500     11/01/14    Ba1**      1,055           1,143,409    6.92
Hosp Rev Ser B Utd Hosp Original Iss                     7.500     11/01/13    Ba1**      3,030           3,283,914    6.92
Montgomery County Redevelopment Auth,
Multifamily Hsg Rev Ser A KBF Assoc L.P. Proj            6.500     07/01/25    BBB+**     3,500           3,363,360    6.51
Multifamily Hsg Rev Ser A KBF Assoc L.P. Proj      6.375     07/01/12    BBB+**     2,000           1,957,900    6.76
Northampton County Industrial Development Auth,
Poll Control Rev Ref Bethlehem Steel Proj                7.550     06/01/17    BB-**      2,000           2,058,700    7.33
Philadelphia Auth For Industrial Development,
Rev 1st Mtg Rha Care Pavilion Proj                      10.250     02/01/18    BB**         285             294,320    9.93
Philadelphia Hospitals and Higher Education
Facilities Auth,
Hosp Rev 1991 Ser A Philadelphia Protestant
Home Proj                                                8.625     07/01/21    BB**       2,300           2,370,863    8.37
                                                                                                       ------------
                                                                                                         18,854,892
                                                                                                       ------------
Rhode Island (1.34%)
Providence Redevelopment Agency,
Cert of Part Ser A                                       8.000     09/01/24    BB-**      2,160           2,291,198    7.54
                                                                                                       ------------
South Carolina (0.65%)
Florence, County of,
Ind'l Dev Rev Stone Container Proj                       7.375%    02/01/07    BB        $1,000        $  1,017,200    7.25%
McCormick, County of,
Hosp Facil Rev McCormick County Nursing Center Proj     10.500     03/01/18    BB**         100             103,018   10.19
                                                                                                       ------------
                                                                                                          1,120,218
                                                                                                       ------------
Texas (0.21%)
Houston Housing Finance Corp,
Single Family Mtg Rev                                    9.750     09/15/03    B            360             361,300    9.71
                                                                                                       ------------
Utah (2.01%)
Carbon, County of,
Solid Waste Disposal Rev Ref East Carbon Development
Corp Ser A                                               9.000     07/01/12    BBB-**     2,000          2,088,900     8.62
Solid Waste Disposal Rev Ref Sunnyside
Cogeneration Proj                                        9.250     07/01/18    BBB-**     1,900          1,348,069    13.04
                                                                                                      ------------
                                                                                                         3,436,969
                                                                                                      ------------
Virginia (3.44%)
Hopewell Industrial Development Auth,
Poll Control Rev Stone Container Corp Proj               8.250     05/01/10    BB**       1,000          1,071,340    7.70
Resource Recovery Rev Ref Stone Container Corp Proj      8.250     06/01/16    BB**       4,500          4,823,190    7.70
                                                                                                      ------------
                                                                                                         5,894,530
                                                                                                      ------------
Washington (2.70%)
Port of Walla Walla Public Corp,
Solid Waste Recycling Rev Ser 1995 Ponderosa
Fibres Proj                                              9.125     01/01/26    BB-**      5,000          4,621,500    9.87
                                                                                                      ------------
West Virginia (1.13%)
Marion, County of,
Community Solid Waste Disposal Rev American Pwr
Paper Recycling Proj                                     7.750     12/01/11    B**        4,000          1,939,800   15.98
                                                                                                      ------------
TOTAL TAX-EXEMPT LONG-TERM BONDS
(Cost $166,134,893)
TOTAL INVESTMENTS                                                                        (98.54%)     $168,836,638
                                                                                          =====       ============
   *   This security having an aggregate value of $992,420 or .58% of the Fund's net asset value, has been purchased as a forward commitment -- that is, the Fund has agreed on trade date, to take delivery of and make payment for such security on a delayed basis subsequent to this schedule.  The purchase price and interest rate of such security is fixed at trade rate, although the Fund does not earn any interest on such security until settlement date.  The Fund has instructed its
       Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitment.
       Accordingly, the market value of $1,510,845 of New Hampshire Business Finance Auth, Poll Control & Solid Waste Ref Crown
       Paper Co Proj, 7.75%, 01/01/22, has been segregated to cover the forward commitment.

  **  Credit Ratings are rated by Moody's Investors Services, Fitch or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

   +  The yield is not calculated with guidelines established by The U.S. Securities Exchange Commissions and is unaudited.

   #  Represents the rate in effect on August 31, 1996.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the
Fund.

SEE NOTES TO FINANCIAL STATEMENTS.





Portfolio Concentration
-----------------------------------------------------------------------------------------
The High Yield Tax-Free Fund invests primarily in securities issued by the variously states and their various political subdivisions. The performance of the Portfolio is closely tied to the economic conditions within the applicable states and the financial condition of the state and their agencies and municipalities. The concentration of investments by states and credit ratings for individual securities held by the Fund are shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various sector categories.

The table below shows the percentages of the Fund's investments at August 31, 1996 assigned to the various sector categories.

                                                                MARKET VALUE AS A PERCENTAGE OF
SECTOR DISTRIBUTION                                                  THE FUND'S NET ASSETS:
-------------------                                               --------------------------
General Obligation                                                           0.61%
Revenue Bonds -- Certificate of Participation                                4.35
Revenue Bonds -- Electric Power                                              2.57
Revenue Bonds -- Health                                                      9.75
Revenue Bonds -- Housing                                                     5.29
Revenue Bonds -- Industrial Development Bond                                14.44
Revenue Bonds -- Other                                                      19.30
Revenue Bonds -- Pollution Control Facilities                               26.28
Revenue Bonds -- Transportation                                             14.75
Revenue Bonds -- Water & Sewer                                               1.20
                                                                           ------
TOTAL TAX EXEMPT LONG-TERM BONDS                                            98.54%
                                                                           ======




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - High Yield Tax-Free Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Series, Inc. (the "Corporation") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940. As of August 31, the Corporation consists of four series portfolios: John Hancock High Yield Tax-Free Fund (the "Fund"), John Hancock Emerging Growth Fund, John Hancock Money Market Fund, and John Hancock Global Resources Fund (collectively, the "Funds"). The investment objective of the Fund is to obtain a high level of current income that is largely exempt from federal income taxes and is consistent with the preservation of capital.

The Board of Directors have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses subject to the approval of the Board of Directors, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution/service expenses under terms of a distribution plan, have exclusive voting rights regarding such distribution plan.

On June 25, 1996, the Board of Directors voted to change the fiscal period end from October 31 to August 31. This change is effective
August 31, 1996.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Board of Directors. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $6,199,451 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforward is used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: August 31, 2002 -- $2,785,979, August 31, 2003 -- $205,838, and, August 31, 2004 --
$3,207,634. Additionally, net capital losses of $3,207,634 attributable to security transactions incurred after October 1, 1995 are treated as arising on the first day (September 1, 1996) of the Fund's current taxable year. Effective August 31, 1996, the Fund changed its tax year end from December 31 to August 31.

DISTRIBUTIONS, DIVIDENDS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Corporation are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.



CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from those estimates.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", will be recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At August 31, 1996, open positions in financial futures contracts were as follows:

                                                         UNREALIZED
                                                       APPRECIATION
EXPIRATION       OPEN CONTRACTS          POSITION     (DEPRECIATION)
----------       --------------          --------     -------------
SEPT 1996      50 U.S. Treasury Bonds     SHORT        $  85,938
SEPT 1996      38 Muni Bond Index         SHORT        $  (5,094)
                                                       ---------
                                                       $  80,844

At August 31, 1996, the Fund has deposited in a segregated account $164,600 to cover margin requirements on open financial futures contracts.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.625% of the first $75,000,000 of the Fund's average daily net asset value,
(b) 0.5625% of the next $75,000,000 and (c) 0.50% of the Fund's average daily net asset value in excess of $150,000,000.

In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended August 31, 1996, net sales charges received with regard to sales of Class A shares amounted to $217,313. Out of this amount, $21,579 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $129,747 was paid as sales commissions to unrelated broker-dealers and $65,987 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended August 31, 1996, contingent deferred sales charges paid to JH Funds amounted to $289,505.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. The Fund pays Investor Services a fee based on the number of shareholder accounts and certain out-of-pocket expenses.

On March 26, 1996, the Board of Directors approved retroactively to January 1, 1996, an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for 1996 is estimated to be at an annual rate of 0.01875% of the average net assets of each Fund.

Mr. Edward J. Boudreau Jr., Mr. Richard Scipione, and Ms. Anne C. Hodsdon are directors and/or officers of the Adviser and/or its affiliates, as well as Directors of the Fund. The compensation of unaffiliated Directors is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Directors may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At August 31, 1996, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $788.

The Fund has an independent advisory board composed of certain retired Directors who provide advice to the current Board of Directors in order to facilitate a smooth management transition. The Fund pays the advisory board and its counsel a fee.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the fiscal period ended August 31, 1996, aggregated $65,049,957 and $60,894,694, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the fiscal period ended August 31, 1996.

The cost of investments owned at August 31, 1996 for federal income tax purposes was $166,134,893. Gross unrealized appreciation and depreciation of investments aggregated $7,970,352 and $5,268,607 respectively, resulting in net unrealized appreciation of $2,701,745.



NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the year ended August 31, 1996, the Fund has reclassified amounts to reflect an increase in accumulated net realized loss on investments of $42,653, an increase in accumulated net investment income of $13,589 and an increase in capital paid-in of $29,064. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of August 31, 1996. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.



REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of John Hancock Series, Inc.--
John Hancock High Yield Tax-Free Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock High Yield Tax-Free Fund (the "Fund"), one of the portfolios constituting John Hancock Series, Inc. (the "Corporation"), as of August 31, 1996, and the related statements of operations for the period from November 1, 1995 to August 31, 1996 and for the year ended October 31, 1995, the statements of changes in net assets for the period from November 1, 1995 to August 31, 1996 and for each of the two years in the period ended October 31, 1995, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian and brokers, and other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock High Yield Tax-Free Fund of John Hancock Series, Inc. at August 31, 1996, the results of its operations for the period from November 1, 1995 to August 31, 1996 and the year ended October 31, 1995, the changes in its net assets for the period from November 1, 1995 to August 31, 1996 and for each of the two years in the period ended October 31, 1995, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

/S/Ernst & Young LLP

Boston, Massachusetts

October 9, 1996



ADDITIONAL INFORMATION

TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended August 31, 1996.

For specific information on exemption provisions in your state, consult your local state tax office or your tax adviser.

Income dividends are 99.8% tax-exempt. Approximately 20% of the 1995 income dividends are subject to the alternative minimum tax. None of the income was derived from U.S. Treasury obligations, or qualify for the corporate dividends received deductions. Shareholders will receive a 1996 U.S. Treasury Department Form 1099-DIV in January 1997 representing their proportionate share.



SHAREHOLDER MEETING

On July 2, 1996, a special meeting of John Hancock High Yield Tax-Free Fund (the "Fund") was held.

Shareholders approved an Agreement and Plan of Reorganization whereby the Fund would become a series fund of John Hancock Tax-Free Bond Trust, to take effect on September 30, 1996. The shareholder votes tallied were 9,659,671 FOR, 284,196 AGAINST and 790,883
ABSTAINING.

The shareholders next approved an amendment to redesignate as nonfundamental the Fund's fundamental investment restriction on investing in other investment companies. The shareholder votes tallied were 9,155,050 FOR, 377,677 AGAINST and 849,779 ABSTAINING.

Lastly, the following trustees were elected, with the votes tabulated as indicated:

NAME OF  TRUSTEE                 FOR            WITHHELD
----------------              ----------    ---------------
Edward J. Boudreau, Jr.       11,891,507        273,909
James F. Carlin               11,887,682        277,734
William H. Cunningham         11,884,019        281,397
Charles F. Fretz              11,885,414        280,002
Harold R. Hiser, Jr.          11,885,544        279,872
Anne C. Hodsdon               11,888,391        277,025
Charles L. Ladner             11,887,432        277,984
Leo E. Linbeck, Jr.           11,887,682        277,734
Patricia P. McCarter          11,887,682        277,734
Steven R. Pruchansky          11,887,682        277,734
Richard S. Scipione           11,888,280        277,136
Norman H. Smith               11,885,928        279,488
John P. Toolan                11,885,544        279,872



NOTES

John Hancock Funds - High Yield Tax-Free Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



NOTES

John Hancock Funds - High Yield Tax-Free Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



NOTES

John Hancock Funds - High Yield Tax-Free Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



[THIS PAGE INTENTIONALLY LEFT BLANK]



A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603


Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75


This report is for the information of shareholders of the John
Hancock High Yield Tax-Free Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with caption "Printed on
Recycled Paper."                                      5900A 8/96
                                                           10/96